                  MORGAN STANLEY NEW YORK TAX-FREE INCOME FUND
                          ITEM 77(O) 10F-3 TRANSACTIONS
                         JANUARY 1, 2009 - JUNE 30, 2009

                                                            AMOUNT OF     % OF     % OF
               PURCHASE/            OFFERING      TOTAL       SHARES    OFFERING   FUNDS
   SECURITY      TRADE     SIZE OF  PRICE OF    AMOUNT OF   PURCHASED  PURCHASED   TOTAL
  PURCHASED       DATE    OFFERING   SHARES     OFFERING     BY FUND    BY FUND   ASSETS     BROKERS      PURCHASED FROM
-------------  ---------  --------  --------  ------------  ---------  ---------  ------  ------------  -----------
New York NY     01/14/09        --  $ 95.640  $650,000,000    500,000       0.00%   0.53% Banc of       Citigroup
City                                                                                      America
Transitional                                                                              Securities
5.250% due                                                                                LLC, Citi,
1/15/2039                                                                                 Goldman,
                                                                                          Sachs & Co.,
                                                                                          J.P. Morgan,
                                                                                          Merrill
                                                                                          Lynch & Co.,
                                                                                          Ramirez &
                                                                                          Co., Inc.,
                                                                                          Jackson
                                                                                          Securities
                                                                                          Inc., Stifel
                                                                                          Nicolaus,
                                                                                          Barclays
                                                                                          Capital,
                                                                                          Loop Capital
                                                                                          Markets LLC,
                                                                                          Morgan
                                                                                          Stanley,
                                                                                          Roosevelt
                                                                                          and Cross
                                                                                          Incorporated,
                                                                                          Wachovia
                                                                                          Bank,
                                                                                          National
                                                                                          Association,
                                                                                          Raymond
                                                                                          James &
                                                                                          Associates,
                                                                                          Inc., DEPFA
                                                                                          First Albany
                                                                                          Securities
                                                                                          LLC, M.R.
                                                                                          Beal &
                                                                                          Company,
                                                                                          Prager,
                                                                                          Sealy & Co.,
                                                                                          LLC, Siebert
                                                                                          Brandford
                                                                                          Shank & Co.,
                                                                                          LLC, RBC
                                                                                          Capital
                                                                                          Markets,
                                                                                          Southwest
                                                                                          Securities

New York City   02/19/09        --  $103.979  $270,035,000  1,000,000       0.37%   1.06% Merrill       DEPFA First
Municipal                                                                                 Lynch &       Albany Securities
Water Finance                                                                             Co., DEPFA
Authority                                                                                 First
5.500% due                                                                                Albany
6/15/2040                                                                                 Securities
                                                                                          LC, M.R.
                                                                                          Beal &
                                                                                          Company,
                                                                                          Siebert
                                                                                          Brandford
                                                                                          Shank &
                                                                                          CO., LLC,
                                                                                          Citi, Loop
                                                                                          Capital
                                                                                          Markets
                                                                                          LLC,
                                                                                          Wachovia
                                                                                          Bank,
                                                                                          National
                                                                                          Association,
                                                                                          RBC Capital
                                                                                          Markets,
                                                                                          Barclays
                                                                                          Capital,
                                                                                          J.P.
                                                                                          Morgan,
                                                                                          Raymond
                                                                                          James &
                                                                                          Associates,
                                                                                          Inc.,
                                                                                          Prager,
                                                                                          Sealy &
                                                                                          Co., LLC,
                                                                                          Roosevelt &
                                                                                          Cross
                                                                                          Incorporated,
                                                                                          Banc of
                                                                                          America
                                                                                          Securities
                                                                                          LLC,
                                                                                          Goldman,
                                                                                          Sachs &
                                                                                          Co., Morgan
                                                                                          Stanley,
                                                                                          Piper
                                                                                          Jaffray

New York City   05/29/09        --  $101.555  $ 68,650,000    500,000       0.73%   0.73% Ramirez &     Ramirez
5.00% due                                                                                 Co., Inc.,    International
5/1/2025                                                                                  Loop Capital
                                                                                          Markets LLC,
                                                                                          Morgan
                                                                                          Stanley,
                                                                                          Merrill
                                                                                          Lynch & Co.

Puerto Rico     06/11/09        --  $ 100.00  $354,925,000  1,000,000       0.28%   1.08% Citi,         Goldman Sachs
Sales Tax                                                                                 Goldman,
Financing                                                                                 Sachs & Co.,
5.000% due                                                                                J.P. Morgan,
8/01/2031                                                                                 Merrill
                                                                                          Lynch & Co.,
                                                                                          Barclays
                                                                                          Capital,
                                                                                          Morgan
                                                                                          Stanley,
                                                                                          Popular
                                                                                          Securities,
                                                                                          Santander
                                                                                          Securities,
                                                                                          UBS
                                                                                          Financial
                                                                                          Services
                                                                                          Incorporated
                                                                                          of Puerto
                                                                                          Rico